UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2005



                              TAYLOR MADISON CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                         ------------------------------



                        COMMISSION FILE NUMBER  001-15034


                       FLORIDA                          01-0656115
            (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)            IDENTIFICATION NO.)


               5422 CARRIER DRIVE, SUITE 306
                   ORLANDO, FLORIDA                        32819
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

                                 (407) 354-1222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM  8.01     OTHER  EVENTS

On July 21, 2005, the Registrant issued a news release entitled "Taylor Madison/Telzuit Medical Technologies Files with U.S. Patent Office for an Innovative Wireless Home Sleep Apnea Test," a copy of which is attached hereto as Exhibit 99.1.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(c)     Exhibits.

*99.1     Press  Release,  dated  July  21,  2005.


*  Filed  herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July  21,  2005

                                         By: /s/ Don Sproat
                                             ---------------------------------
                                             Don Sproat
                                             President and Chief Financial
                                             Officer

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